Exhibit 10.1

KINGOLD JEWELRY, INC.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is dated as of January 10, 2013, by and between Kingold Jewelry, Inc., a Delaware corporation (the “Company”), and the subscribers named on the signature pages and on Schedule A hereto (each, a “Subscriber” and collectively, the “Subscribers”).

BACKGROUND

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the U.S. Securities Act of 1933, as amended (the “Act”), the Company desires to issue and sell to each Subscriber, and each Subscriber, severally and not jointly, desires to purchase from the Company shares of the common stock par value $0.001 per share of the Company (“Common Stock”), and the Company desires to grant to each Subscriber a warrant to purchase additional shares of Common Stock, each as more fully described in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Subscriber agree as follows:

1.          Share Purchase and Warrant Grant. Upon the terms and subject to the conditions set forth herein:

1.1          The Company agrees to sell, and the Subcribers, severally and not jointly, agree to purchase, an aggregate of Seven Million (7,000,000) shares of Common Stock (the “Firm Shares”) for an aggregate purchase price of Twelve Million Six Hundred Thousand U.S. Dollars ($12,600,000), or $1.80 per Firm Share. Each Subscriber shall deliver as instructed by the Company, via wire transfer, immediately available funds equal to such Subscriber’s Subscription Amount as set forth on the Schedule A and the Company shall deliver to each Subscriber its respective Firm Shares.

1.2          The Company agrees to grant to the Subscribers warrants (the “Warrants”) to purchase up to an aggregate Two Million Eight Hundred Thousand (2,800,000) additional shares of Common Stock from the Company (the “Warrant Shares”) at a purchase price per Warrant Share equal to the price per Firm Share set forth in Section 1.1 hereof, with each Subscriber receiving warrants to purchase that number of Warrant Shares pro rata to its purchase of Firm Shares as set forth on the signature page and on Schedule A hereto, in the form attached as Schedule B hereto. The Firm Shares and the Warrant Shares are hereinafter referred to together as the “Shares”.

2.          Subscriber’s Representations and Warranties. The Subscriber hereby represents, warrants and/or acknowledges to the Company that:

2.1           Such Subscriber, if an entity, is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Subscriber of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, if any, on the part of such Subscriber and this Agreement has been duly executed by such Subscriber, and when delivered by such Subscriber in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Subscriber, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.2           The Subscriber is acquiring the Shares and the Warrants for which it hereby subscribes as a principal for its own investment account, and not with a view to the resale or distribution of all or any part thereof.

2.3           The Subscriber is not a “distributor” as defined in Regulation S under the Act and is not an officer, director or “affiliate” (as that term is defined in Rule 405 under the Act) of the Company or an “underwriter” or “dealer” (as such terms are defined in the federal securities laws of the United States).

2.4           The Subscriber does not have a short position in, or other hedged position with respect to, the Shares, the Warrants or any other shares of the Common Stock. The Subscriber’s trading activities with respect to the Shares and the Warrants shall be in compliance with all applicable federal and state securities laws.

2.5           The Subscriber acknowledges it is aware of and agrees to comply with the Securities Exchange Act of 1934, as amended, including Section 13 thereunder, pertaining to its holding of the Shares and the Warrants.

3.          Survival. The foregoing representations are true and accurate as of the date hereof, shall be true and accurate as of the date of the closing of the sale of the Shares and the Warrants (the “Closing”) and shall survive such Closing. If, in any respect, such representations shall not be true and accurate prior to or upon the Closing of this offering, the Subscriber shall give written notice of such fact to the Company, specifying which representations are not true and accurate and the reasons therefor.

4.          Indemnification. The Subscriber agrees to indemnify and hold harmless the Company and its affiliates, and each of the officers, directors, partners and shareholders of each, from and against any loss, damage or liability due to or arising out of: (i) a breach of any of the foregoing representations made by the Subscriber herein; (ii) any and all claims, actions or matters having to do with the lack of registration of the Shares or the Warrants; (iii) any and all claims or actions that are related to or caused by the Subscriber’s failure to fulfill any of the terms and conditions of this Subscription Agreement or by reason of Subscriber’s breach of any of the representations, warranties and covenants of Subscriber contained herein; and (iv) any and all claims or actions that arise out of or are based upon the Subscriber providing material misstatements of facts, misleading or false information to the Company, or failing to disclose material facts in this Subscription Agreement or otherwise in connection with the issuance of the Shares and the Warrants.

5.           Lock-Up.  In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, if such Subscriber is the beneficial owner of 5% or more of the Company’s equity securities at such time, such Subscriber agrees that it will enter into customary “lock-up” agreements in favor of the underwriters pursuant to which it will agree that it will not offer, pledge, sell, contract to sell, encumber, lend, grant any option for the sale of or otherwise transfer or dispose of any equity securities of the Company without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters.

6.          Notice. All notices or other communications given or made under this Subscription Agreement shall be in writing and shall be (a) personally delivered, or (b) sent by certified mail, return receipt requested, postage prepaid or by reputable overnight courier providing a receipt against delivery. Such notices or other communications shall be delivered or sent to the Subscriber at its address set forth on the signature page hereof, and to the Company at Kingold Jewelry, Inc., 15 Huangpu Science and Technology Park, Jiang’an District, Wuhan, Hubei Province, PRC 430023, Attention: Zhihong Jia, CEO, with a copy (which shall not constitute notice) to: Reed Smith LLP, 599 Lexington Avenue, New York, New York 10022, Attention: Yvan Claude J. Pierre, Esq., facsimile: (212) 521-5450, e-mail: ypierre@reedsmith.com, or in either case to such other address as either party may from time to time duly specify by notice given to the other party in the manner specified above.

7.          Assignment. This subscription is not transferable or assignable by the Subscriber.

8.          Binding Effect. This subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the Subscriber.

9.          Governing Law; Waiver of Jury Trial. THIS SUBSCRIPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER SUBSCRIPTION AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

10.          Severability. In the event that any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

11.         Entire Agreement. This Subscription Agreement constitutes the entire understanding among the parties with respect to the subject matter hereof, and supersedes any prior understanding and/or written or oral agreements among them. This Subscription Agreement may not be changed or modified, except by an agreement in writing signed by each of the parties hereto.

12.         Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

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KINGOLD JEWELRY, INC.

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE

The Subscriber hereby subscribes for the Common Stock set forth below issued by Kingold Jewelry, Inc., a corporation organized under the laws of the State of Delaware.

1.          Dated: January 10, 2013

2.          Five Hundred Thousand (500,000) shares of Common Stock

SUBSCRIBER:

Ms. Wang, Jianhua	[Please print or type all Subscriber information]

By: /s/ Wang Jianhua
Name: Wang Jianhua	Taxpayer Identification Number:

Address

Number and Street

City State Zip Code

Subscription for Shares accepted as of

January 10, 2013

KINGOLD JEWELRY,
INC.

By:	/s/ Zhihong Jia
Zhihong Jia, CEO

KINGOLD JEWELRY, INC.

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE

The Subscriber hereby subscribes for the Common Stock set forth below issued by Kingold Jewelry, Inc., a corporation organized under the laws of the State of Delaware.

1.          Dated: January 10, 2013

2.          Three Million Five Hundred Thousand (3,500,000) shares of Common Stock

SUBSCRIBER:

Mr. Ng, Shik Yau	[Please print or type all Subscriber information]

By: /s/ Ng Shik Yau
Name: Ng Shik Yau	Taxpayer Identification Number:

Address

Number and Street

City State Zip Code

Subscription for Shares accepted as of

January 10, 2013

KINGOLD JEWELRY,
INC.

By:	/s/ Zhihong Jia
Zhihong Jia, CEO

KINGOLD JEWELRY, INC.

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE

The Subscriber hereby subscribes for the Common Stock set forth below issued by Kingold Jewelry, Inc., a corporation organized under the laws of the State of Delaware.

1.          Dated: January 10, 2013

2.          Three Million (3,000,000) shares of Common Stock

SUBSCRIBER:

Mr. Yan, Fei	[Please print or type all Subscriber information]

By: /s/ Yan Fei
Name: Yan Fei	Taxpayer Identification Number:

Address

Number and Street

City State Zip Code

Subscription for Shares accepted as of

January 10, 2013

KINGOLD JEWELRY,
INC.

By:	/s/ Zhihong Jia
Zhihong Jia, CEO

Schedule A

Schedule B